                                                                    EXHIBIT 10.5

                                    FORM OF
                                  LEASE AS TO
                           FRANKLIN INDUSTRIAL PARK
                           ------------------------

                        Dated as of:  December 22, 1998

DEFINED TERMS
-------------

1.  Landlord:                           Third Franklin Trust

2.  Landlord's Address:                 c/o Park Development Corp.
                                        295 Freeport Street
                                        Boston, MA  02122

3.  Building:                           20 Liberty Way
                                        Franklin, Massachusetts 02038

4.  Tenant:                             W.F. Wood, Inc.

5.  Tenant's Address:                   29 Everett Road
                                        Holliston, MA  01746

6.  Rentable Square Feet Leased to      29,091 square feet
    Tenant:

                                        (See Exhibit A)
                                        --------------------------------------
7.  Rentable Square Feet in Building:   97,000 square feet

8.  Base Rent:                          Years 1 - 3:  $189,091.50
                                        Years 4 and 5:  $203,637.00

9.  Term:                               Five (5) years

10. Commencement Date:                  January 4, 1999

11. Security Deposit:                   $15,757.63

12. Guarantor:                          None

13. Broker(s):                          Spaulding & Slye and Parsons
                                        Commercial Group

14. Tenant's Percentage Share of Real   Twenty-Nine and Ninety-Nine One
    Property Taxes and Operating        Hundredths (29.99%) Percent
    Expenses:

15. Management Fee:                     Four percent (4%) of Base Rent

16. Permitted Uses:                     Light Non-Nuisance Manufacturing,
                                        office, warehouse and, to the extent
                                        permitted by zoning laws,
                                        manufacturing and integration of
                                        enclosures and cabinetry and systems
                                        integration.
17. Option to Extend:                   One (1) Five Year Option

18. Date and Recordation of             May 1, 1987, recorded at Norfolk
    Declaration of Protective           County Registry of Deeds in Book
    Covenants:                          7689, Page 385, as amended by First
                                        Amendment dated December 1, 1992,
                                        recorded with said Deeds in Book
                                        9702, Page 360 those Protective
                                        Covenants dated as of May 1, 1987,
                                        which are recorded with said Deeds at
                                        Book 7689, Page 385, as amended by a
                                        First Declaration of Amendment dated
                                        December 1, 1992, recorded with said
                                        Deeds in Book 9702, Page 603, as
                                        affected by a Confirmatory First
                                        Declaration of Amendment as to
                                        Protective Covenants dated as of
                                        December 12, 1994 recorded with said
                                        Deeds in Book 10798, Page 479, and as
                                        amended by a Second Declaration of
                                        Amendment dated March 29, 1995,
                                        recorded with said Deeds in Book
                                        10848, Page 251.

                                TABLE OF CONTENTS
                               ------------------

DEFINED TERMS                                                            1
TABLE OF CONTENTS                                                        3

EXHIBITS                                                                 4
I.               Premises.                                               5
II.              Term                                                    5
III.             Base Rent.                                              5
IV.              Additional Rent.                                        6
V.               Repairs, Maintenance and Alterations                    7
VI.              Compliance with Laws                                    8
VII.             Insurance                                               8
VIII.            Permitted Uses; Environmental Regulations               9
IX.              Damage and Destruction                                 10
X.               Eminent Domain                                         10
XI.              Events of Default                                      11
XII.             Assignment and Subletting                              12
XIII.            Miscellaneous                                          13
(a)              Waiver.                                                13
(b)              Servants, Agents and Employees                         13
(c)              Term                                                   13
(d)              Writing                                                13
(e)              Notices                                                13
(f)              Applicable Law                                         13
(g)              Entire Agreement                                       14
(h)              Broker                                                 14
(i)              Limitation of Landlord's Liability                     14
(j)              Subordination                                          14
(k)              Estoppel Certificate                                   14
(l)              Indemnification by Tenant                              15
(m)              Option to Extend                                       15
(n)              Security Deposit                                       15
(o)              Interest Rate                                          16
(p)              Notice of Lease                                        16
(q)              Occupancy Prior to Commencement Date; Landlord's Work  16

                                    EXHIBITS
                                   ---------


The following Exhibits are attached to this Lease and incorporated herein by reference:

     Exhibit A -    Plan of the Premises

     Exhibit B -    Purposely Omitted

     Exhibit C -    Form of Commencement Date Agreement

     Exhibit D -    Supplemental Agreements

     Exhibit E -    Fair Rental Value Determination

                                     LEASE
                                     -----

     THIS LEASE made as of this 22nd day of December, 1998, by and between Valerie A. Colbert, Trustee of Third Franklin Trust under Declaration of Trust dated August 4, 1988, and recorded in the Norfolk County Registry of Deeds at Book 8088, Page 627, as amended of record, (the "Registry") (hereinafter "Landlord"), and F. W. Wood Company, Inc. with its principal place of business at 29 Everett Road, Holliston, MA 01746 (hereinafter "Tenant").

     In consideration of these premises and the mutual covenants herein contained, the parties hereto, for themselves, their successors and assigns, hereby covenant and agree as follows:

 I.  Premises.
     --------

     Landlord hereby leases to Tenant, subject to the provisions of the Lease, the premises (the "Premises"), as shown on the Plan attached as Exhibit A, in the building (the "Building") situated at 20 Liberty Way, Franklin Industrial Park, Franklin, Massachusetts (the "Land"), together with the right to use, in common with others, the existing parking lots and access ways on the Land, and certain rooms, located on the perimeter of the Premises which contain electric, gas, telephone, fire alarm control, and sprinkler system control equipment (the "Central Utility Rooms") which are to be used by Tenant in common with Landlord and the other occupants of the Building. The Premises are leased "AS IS", without representation or warranty, whether express or implied.

 II.      Term.
          ----

     TO HAVE AND TO HOLD for a term (the "Term") of five (5) years commencing on January 4, 1999 (the "Commencement Date"). Landlord shall deliver the Premises to the Tenant on the Commencement Date, and the Term of this Lease, and (except as expressly provided hereunder, Tenant's obligation to pay rent and any other sums hereunder) shall begin on and as of that date, and Tenant shall be deemed to have accepted the Building and the Premises as of said date.

 III.     Base Rent.
          ---------

     YIELDING AND PAYING Base Rent therefor at the annual rate or rates set forth in paragraph (8) on page 1 of this Lease, payable in advance, without prior demand and without deduction, set off or counterclaim, in equal monthly installments during the Term to Landlord, at 295 Freeport Street, Boston, Massachusetts 02122, or at such other address as Landlord shall designate in writing. Such installments shall be payable on the first day of each month of the Term of this Lease (but if the Commencement Date does not fall on the first day of a month, then the first such payment shall be made on the Commencement Date, prorated for the portion of a month then involved, and the last such payment due hereunder shall also be prorated appropriately) (see Exhibit D).

 IV. Additional Rent.
     ---------------

     Tenant shall pay to Landlord, as Additional Rent, its Percentage Share of the following expenses incurred by Landlord, relating to the operation of the Building and the Land as a whole during the Term and any extension hereof:

     (a) All real estate taxes and other taxes relating to the Premises, Building and Land, municipal charges, and other like assessments (any betterment assessments will be computed based upon payment over the longest period permitted by law for making payments of said assessments)

     (b) Landlord's reasonable expenses in connection with its repair and maintenance obligations pursuant to Article V(a) hereof;

     (c) Landlord's insurance expenses pursuant to Article IX(a) hereof; and

     (d) Landlord's reasonable expenses in respect of its obligations concerning maintenance of certain "Common Areas" of the Franklin Industrial Park, as set forth in the Protective Covenants.

     Tenant shall also pay as Additional Rent Landlord's Management Fee, which shall be fixed at an amount equal to Four percent (4%) of the effective rate of Base Rent (without regard to so-called "free rent" or any other like concession), during each year of the Term or any extension thereof.

     Landlord shall reasonably estimate the total amount of all such expenses as of June 1 for each year of this Lease, with reference to the twelve month period beginning on the following July 1 (the "Lease Year"), and shall furnish its computations to Tenant together with any available supporting data. Thereafter, Tenant shall be responsible on a monthly basis for the payment of an amount equal to the total estimate of such expenses for the Lease year as a whole, multiplied by the Percentage Share, and further divided by twelve. Such amount shall be payable in equal monthly installments on the first of each month (with appropriate proration, as in the case of the Base Rent, in the event that the Commencement Date does not fall on the first day of the month). Within forty-five (45) days after the end of each Lease Year, Landlord shall also furnish to Tenant computations showing its actual expenses, reasonable documentation supporting the same, and a recomputation, if necessary, of Tenant's allocable portion thereof. Tenant, shall, upon demand, pay any underpayments, and any overpayments shall be paid or credited to Tenant's obligations hereunder.

     Tenant also agrees to pay all charges for utility services, including, but not limited to heat, water, gas, and electricity, rendered to the Premises and to be responsible for its own rubbish removal.

 V.  Repairs, Maintenance and Alterations.
     ------------------------------------

     (a) Landlord agrees to provide during the Term, grounds care, paving maintenance, snow removal, and exterior maintenance of the Building, so as to keep the same in good condition and repair, and to make all necessary repairs to the roof and outer walls and glass in order to keep the same wind and weathertight, and to make all necessary repairs to any building-wide utility systems (such as the sprinkler system, and the electric, water, gas, fire alarms and telephone equipment located in the Central Utility Rooms referred to in
Article I hereof), unless any such repairs or maintenance are necessitated as a result of Tenant's misuse or negligence, in which event Tenant shall pay for the cost of such repairs.

     (b) Tenant agrees during the Term, at its sole expense, except as otherwise provided in (a) above, to keep, repair, and maintain the Premises and all fixtures and equipment thereon and therein (including, but not limited to, all heating, air conditioning and ventilating systems, and that portion of the sprinkler system located within the Premises) in good order, repair and condition, reasonable wear and tear, and damage by fire or other casualty only excepted, and at the expiration or termination of this Lease, peaceably to yield up the Premises and all alterations and additions thereto in good order, repair and condition, reasonable wear and tear and damage by fire or other casualty excepted, first removing all goods and effects of Tenant. With respect to said heating, air conditioning and ventilating systems, Tenant, at its sole cost and expense, shall maintain so-called maintenance contracts with reputable vendors reasonably approved by Landlord; provided, however, that Landlord shall furnish to Tenant all available manufacturer's warranties relating to said equipment.

     (c) Tenant agrees not to make any alterations, improvements and/or additions to the Premises (1) without first obtaining, on each occasion, the written consent of Landlord, except that Tenant at its own expense may make nonstructural alterations after first submitting to Landlord plans and specifications therefor and securing the Landlord's written approval, which shall not be unreasonably withheld or delayed, (except any nonstructural alterations made by Tenant within 60 days after the Commencement Date shall not require Landlord's approval provided that Tenant provides Landlord prior to commencing construction of any such nonstructural alterations or work a letter describing in reasonable detail the proposed nonstructural alterations) and (2) upon condition that such alterations shall be made in accordance with all applicable laws and in good and workmanlike first-class manner. In the event that the estimated cost for such alterations by Tenant shall exceed Twenty-Five Thousand ($25,000.00) Dollars, then no consent of Landlord shall be valid or binding upon it until Tenant furnishes Landlord a liability policy in amounts satisfactory to Landlord protecting Landlord from any liability for injury done to persons or property arising directly or indirectly from the making of such alterations or additions by Tenant, its agents, servants, employees and/or independent contractors.

     Tenant further agrees to pay when due all costs for labor and materials furnished in connection with any work done to the Premises, and to promptly remove or bond any and all mechanics' liens filed against the Building as a result of labor or materials furnished in connection with said work.

     Any and all alterations, additions, and improvements, which may be made or installed by Tenant in the Premises and which are attached to the floors, walls, or ceilings, including, without limiting the generality of the foregoing, any linoleum, carpeting or other floor covering of similar character, which may be cemented or otherwise adhesively affixed to the floor, shall remain upon the Premises, and at the termination of this Lease shall be surrendered with the Premises as a part thereof, unless Landlord shall request removal upon expiration of this Lease or within thirty (30) days after Landlord regains possession. It is understood and agreed that any trade fixtures, furniture and equipment placed upon the Premises by Tenant are to remain the property of Tenant and shall be removed by Tenant from the Premises promptly prior to the expiration of the term of this Lease. Tenant shall repair any damage to the Premises or the Building caused by the removal of items under either of the two preceding sentences.

     (d) Tenant agrees during the Term to permit Landlord, upon at least twenty-four (24) hours advance notice (except in the case of emergency) and subject to Tenant's reasonable security requirements and without interfering with Tenant's use, to enter upon the Premises, to perform the obligations of Landlord under this Lease and in order to inspect the same with respect to Tenant's compliance with the provisions of this Lease, to show same to prospective lenders, and, during the final nine (9) months of the Term, to show same to prospective tenants. In addition, if Tenant fails to perform any repair or maintenance work required of it hereunder, then Landlord, after reasonable notice shall have the right to perform same, charging the entire cost to Tenant to be paid by Tenant in full on demand. Further, for a period of two hundred seventy (270) days prior to the expiration or sooner termination of the Term hereof, Landlord may place upon the Premises "for lease" signs which Tenant agrees not to disturb.

 VI. Compliance with Laws.
     --------------------

     Tenant agrees, at its sole expense, to conform promptly with all laws, requirements, regulations, or lawful direction of any legally constituted public official or authority relative to Tenant's occupancy and use of the Premises. Included hereunder is any duty imposed upon Landlord or Tenant arising out of Tenant's particular use of the Premises. Tenant agrees to procure any licenses and permits from time to time required because of Tenant's particular use of the Premises. Landlord represents and warrants that, to the best of Landlord's knowledge, the Building and Premises are not currently in violation of applicable federal, state and local laws and ordinances, including proper handicap accessibility.

 VII.     Insurance.
          ---------

     Except as provided otherwise by this Lease and except for injury or damage arising out of Landlord's negligence or other wrongful act or omission, Tenant agrees to indemnify, defend and save harmless Landlord against all claims for injury, death or damage to persons or property on or about, or by reason of the Tenant's use and occupancy of, the Premises. Tenant, at its sole cost and expense, shall maintain in full force and effect throughout the term of this Lease the following insurance written by one or more responsible insurance companies licensed to do business in the Commonwealth of
Massachusetts:

     (a) Comprehensive public liability insurance of not less than $2,000,000.00 on a so-called "combined single limit" basis, in responsible companies qualified to do business in Massachusetts, which insurance shall also provide for twenty
(20) days' notice of cancellation to Landlord and shall name Landlord and any mortgagee of the Building, of which Tenant is notified as an additional insured thereon;

     (b) Workmen's compensation insurance covering all employees, and if Tenant shall contract with any independent contractor for the furnishing of labor, materials or services to Tenant, Tenant shall require such independent contractor to maintain workmen's compensation insurance covering all its employees and all the employees of any such subcontractor; and

     (c) Fire insurance with standard extended coverage in an amount of not less than the full replacement value of all Tenant's contents, including leasehold improvements.

     All policies of property and liability insurance which either party obtains in connection with the Premises shall include a clause or endorsement denying the insurer any rights of subrogation against the other party. Each party waives any rights of recovery against the other for injury or loss due to hazards covered by insurance to the extent of the proceeds recovered therefrom.

     Certificates evidencing any or all of the foregoing liability insurance shall be provided to Landlord prior to the Commencement Date and thereafter on written request by Landlord.

 VIII. Permitted Uses; Environmental Regulations.
       -----------------------------------------

     Tenant may use the Premises only for the Permitted Uses.

     The Premises shall not be used for any illegal purposes; nor in any manner to create any nuisance or trespass; nor in any manner to vitiate the insurance or increase the rate of casualty insurance on the Building unless Tenant agrees to pay for the entire such increase.

     Tenant shall not cause any hazardous wastes, toxic substances or related materials (collectively "Hazardous Materials") to be used, generated, stored or disposed of on, under or about, or transported to or from, the Property (collectively, "Hazardous Materials Activities"), without first receiving Landlord's written consent, which may be withheld for any reason whatsoever and which may be revoked, at any time, and then only in compliance (which shall be at Tenant's sole cost and expense) with all applicable Regulations and using all necessary and appropriate precautions. Landlord shall not be liable to Tenant for any Hazardous Materials

Activities by Tenant, Tenant's employees, agents, contractors, licensees or invitees. Tenant shall indemnify, defend with counsel acceptable to Landlord and hold Landlord harmless from any, claims, damages, costs and liabilities arising out of Tenant's Hazardous Materials Activities on, under or about the Property. Landlord shall not be liable to Tenant regardless of whether or not Landlord has approved Tenant's Hazardous Materials Activities. For the purposes of this Article, Hazardous Materials shall include but not be limited to substances defined as "hazardous substances" or "toxic substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Sec. 9061 et sec.; Hazardous Materials Transportation Act, 49 U.S.C. Sec. 1802; and Resource Conservation and Recovery Act, 42 U.S.C. Sec. 6901 et seq; and those substances defined as "Hazardous wastes" under the laws of the Commonwealth of Massachusetts and publications promulgated pursuant to said laws; and any substances, materials and wastes which are or become regulated under any applicable local, state, or federal law.

 IX. Damage and Destruction.
     ----------------------

     (a) Landlord agrees to maintain as to the Building during the Term, (i) a policy of insurance insuring against all risks of physical damage or loss from external cause to the extent of the replacement value thereof, and (ii) so-called rental insurance, insuring against loss of rents during the period after the occurrence of a casualty.

     (b) This Lease is made on the condition that in case, at any time after the execution hereof, (i) at least fifty (50%) percent of the replacement value of the Premises or (ii) at least twenty-five (25%) percent of the replacement of the Building shall be destroyed or damaged by fire or other casualty, this Lease may be terminated at the election of Landlord or Tenant in the instance of proviso (i), and at the election of Landlord only in the instance of proviso
(ii), in either event within thirty (30) days after such damage or destruction by notice in writing to the other party, and upon the giving of such notice this Lease shall come to an end and be terminated as of and upon the date specified in such notice, provided, however, that Tenant shall have a reasonable time from the giving of such notice to remove Tenant's goods and effects from the Premises. If this Lease is not terminated, then a just proportion of the rent reserved hereunder shall be equitably abated as to the period after any such casualty, and prior to the restoration of the Premises or termination of this Lease, as the case may be, provided that Landlord shall be entitled to receive all insurance proceeds referred to in Article IX (a)(ii) hereof.

 X.  Eminent Domain.
     --------------

     This Lease is made on the further condition that in case, at any time after the execution hereof, all or any "material part" (as hereinafter defined) of the Premises or the Building shall be taken for any street or other public or quasi-public use or condemned by public authority, then this Lease may be terminated at the election of Landlord or Tenant in the instance of the Premises, and at the election of Landlord only in the instance of the Premises, and at the election of Landlord only in the instance of the Building by notice to the other party within forty-five (45) days after such taking or condemnation has become effective, notwithstanding that the entire interest of Landlord has been divested thereby, and upon the giving of such notice this Lease shall come to an end and be terminated as of and upon the date specified in such notice, provided, however, that Tenant shall have a reasonable time from the giving of such notice to remove Tenant's goods and effects from the Premises. In the event that this Lease shall not be so terminated, or if the taking is less than a "material part" thereof and if the Premises or any part thereof are thereby rendered unfit for use and occupation, the hereinbefore reserved rent, or a just and proportionate part thereof according to the nature and extent to which the Premises have been rendered unfit for use and occupation, shall be temporarily suspended or abated until the Premises, or what remains thereof, shall have been rebuilt and restored at the expense of Landlord to substantially the condition in which they (or what remains thereof) were immediately prior to such taking or condemnation, and are capable of being occupied by Tenant for the purposes of Tenant's business. If as a result of any taking or condemnation as aforesaid, the area of the Premises which shall, after reconstruction, be available for use and occupation shall be diminished and this Lease shall not have been terminated as aforesaid, or if the taking is less than a "material part" thereof, a just proportion of said reserved rent shall be permanently abated for the balance of the Term of this Lease in proportion to such diminution. In case of any such taking or condemnation all damages awarded for the same shall be the sole and exclusive property of Landlord, whether or not this Lease is terminated as a result thereof. The term "material part" shall mean twenty percent (20%) or more of the floor area of the Premises, or ten percent (10%) or more of the Building.

 XI. Events of Default.
     -----------------

     The following shall constitute a "default" or an "Event of Default" hereunder:

     (a) Tenant fails to pay Rent when due and such failure continues for five
(5) business days after Landlord gives Tenant written notice thereof (except that such notice shall not be required more than twice in any calendar year);

     (b) Tenant fails to comply with any of its covenants in this Lease regarding maintaining insurance, or subletting or assignment and such failure continues for ten (10) days after Landlord gives Tenant written notice thereof;

     (c) Tenant fails to comply with any of Tenant's other obligations in this Lease and such failure continues for a period of thirty (30) days after Landlord gives Tenant a notice specifying in reasonable detail such failure, and if such default is susceptible to cure, such reasonable additional time as may be necessary to cure the default so long as Tenant proceeds with diligence to cure the default as soon as reasonably possible and continues to take all steps necessary to complete the same;

     (d) An execution or attachment is issued against Tenant or any of its property as a result of which the Premises are taken or occupied by any person other than Tenant;

     (e) Tenant or any Guarantor dies, dissolves, reorganizes or terminates its existence;

     (f) Tenant or any Guarantor becomes insolvent or otherwise unable to pay its debts as they become due;

     (g) Tenant or any Guarantor makes an assignment for the benefit of creditors;

     (h) A receiver, trustee or other officer shall be appointed to take charge of all or any substantial part of the assets of Tenant or Guarantor;

     (i) A petition is filed by or against Tenant or Guarantor under any bankruptcy, insolvency or other law relating to the relief or adjustment of indebtedness of debtors and is not dismissed within sixty (60) days of filing.

     This Lease is made on the condition that, if a default or an Event of Default occurs, Landlord may immediately or at any time thereafter exercise one of the following remedies:

     (a) Landlord may bring suit for damages or specific performance for the collection of unpaid rent or the performance of any of Tenant's obligations, without entering into possession or terminating this Lease; OR

     (b) Landlord may, at its option, give Tenant a notice terminating this Lease on a date not less than ten (10) business days after Landlord gives such notice, (and upon such date this Lease shall terminate and all rights of Landlord shall cease without further notice or lapse of time) or Landlord may, without notice (beyond what may be required by subparagraphs (a) through (i) hereof), re-enter the Premises for the purpose of re-possessing the same and terminating this Lease (it being agreed that Landlord shall first obtain such court orders as may be necessary in relation thereto, if any). Upon termination of this Lease, Tenant shall surrender the Premises to Landlord. Landlord may remove Tenant's property and store it in a public warehouse at the expense and risk of Tenant.

     At any time after termination of this Lease, pursuant to this Article XI, Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord, on demand the amount by which the fair rental value of the Premises for the residue of the Term, minus reletting expenses, is less than the Base and Additional Rent for the residue of the Term, said amount to be calculated from the date of termination of this Lease, pursuant to subparagraph (B) above.

XII. Assignment and Subletting.
     -------------------------

     Tenant may not sublet the Premises, except with the express written approval of Landlord and any mortgagee or other lien holder referred to in
Article XII hereof, which approval by Landlord shall not be unreasonably withheld. Landlord agrees not to withhold its consent, however, in the event of a sublease to a parent, subsidiary, or affiliate of Tenant. If Tenant receives rent or other consideration for any sublease in excess of the Base Rent and the Additional Rent, Tenant shall pay Landlord such excess.

     In any event, it is understood and agreed that any such sublease shall be subject to the terms and conditions of this Lease, that Tenant shall continue to be liable to Landlord for compliance with the terms and conditions of this Lease throughout the duration of the initial term and any extended term, and that Landlord shall have no obligation to look to such subtenant for the enforcement of the terms and conditions of this Lease, but may proceed directly against Tenant whether or not Tenant occupies any portion of the Premises, it being the intention of this clause that no sublease shall impose any obligations on Landlord, or otherwise affect any of the rights of Landlord under this Lease.

     No assignment of this Lease shall be allowed, in any event.

XIII. Miscellaneous.
      -------------

      (a) Waiver. No consent or waiver, express or implied, by either party to,
          ------
or of any breach of, any agreement or duty of the other party shall be construed as a consent to or waiver of any other breach of the same or any other agreement or duty.

      (b) Servants, Agents and Employees. The terms "Landlord" and "Tenant"
          ------------------------------
shall include therein their respective servants, agents and employees.

      (c) Term. The word "Term" refers as of any particular time to the Initial
          ----
Term and also to any extension thereof with respect to which Tenant has as of that time exercised its extension option set forth herein.

      (d) Writing. Whenever any notice, approval, consent or request is given
          -------
pursuant hereto, the same shall be in writing.

      (e) Notices. All notices shall be sent to the respective addresses for
          -------
Landlord and Tenant indicated on page 1 of this Lease. Any notice required hereunder shall be in writing, and shall be delivered by hand, be sent by registered or certified mail, postage prepaid, return receipt requested, addressed, or be sent by expedited or overnight courier. All notices required or otherwise given hereunder shall be deemed to be received on the date of delivery by hand or delivery by mail, or one (1) day after the date of deposit with an expedited or overnight carrier. Delivery by mail shall be evidenced by the signed receipt for registered or certified mail, or by an indication by the U.S. Postal Service that delivery has been refused.

      (f) Applicable Law. This Lease shall be deemed to be a contract made under
          --------------
the laws of the Commonwealth of Massachusetts, and shall be construed in accordance with the laws of said Commonwealth.

      (g) Entire Agreement. The whole agreement between the parties hereto is
          ----------------
set forth herein and neither party shall be bound by any understanding or condition other than those expressly set forth and stipulated herein, unless in writing subscribed by both parties.

      (h) Broker. Landlord and Tenant warrant to each other that no broker other
          ------
than as specified in paragraph (13) on page 1 hereof, introduced Tenant to these premises, and each agrees to indemnify, defend and hold the other harmless against any breach of said warranty.

      (i) Limitation of Landlord's Liability. The obligations of this Lease
          ----------------------------------
shall run with the land, and this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Landlord shall be liable only for obligations while owner of the Land or Building and the obligations of the Landlord hereunder shall be enforceable only against, and recovery shall be had only against, Landlord's ownership interest in the Land and Building, and not against any trustee, officer, agent, shareholder or beneficiary of the trust individually.

      (j) Subordination. Tenant agrees that it will at any time and from time to
          -------------
time, upon request of Landlord, subordinate this Lease to any mortgage, deed of trust and/or any other security indenture hereafter placed upon the Building or the Land and to any renewal, modification, replacement or extension of such mortgage, deed of trust, or security indenture and to any and all advances made or to be made thereunder, provided that in the instrument of subordination the mortgagee, trustee or holder of such security indenture agrees, for itself and its successors and assigns, that so long as Tenant shall not be in default under this Lease, the mortgagee, trustee or holder or such security indenture and its successors and assigns will not disturb the peaceful, quiet enjoyment of the Premises by Tenant. Tenant hereby irrevocably appoints Landlord, its representatives and assigns, to be Tenant's attorneys or attorneys-in-fact, to execute and deliver any and all such instrument or instruments of subordination for and on behalf of Tenant and its successors and assigns (in which event, a copy thereof shall be furnished by Landlord). Tenant also agrees, for itself and its successors and assigns, that if this Lease is so subordinated, no entry under any such mortgage or sale for the purpose of foreclosing the same shall be regarded as an eviction of Tenant or its successors and/or assigns, constructive or otherwise, or give Tenant or its successors or assigns any right to terminate this Lease, whether it or they attorn or become tenant of the mortgagee or new owner or not.

     If any mortgagee, trustee or holder of such security indenture elects to have this Lease and the interest of Tenant thereunder superior to any such interest by notice to be given to Tenant, then this Lease and the interest of Tenant hereunder shall be deemed superior to any mortgage, deed of trust, or security indenture, whether this Lease was executed before or after such mortgage, deed of trust or security indenture.

      (k) Estoppel Certificate. Each of the Tenant and Landlord agree from time
          --------------------
to time upon request of the other to furnish certification to the other that (i) this Lease is then in full force and effect, if such be the case; (ii) that there is no default hereunder, and if such shall not be the case, to specify any default then existing; and (iii) to such other effects as Landlord's lenders may reasonably request, including, without limitation, such financial statements and other data as Tenant has made generally available to its customers or prospective customers.

      (l) Indemnification by Tenant. In addition to and not in limitation of any
          -------------------------
other provisions of this Lease, Tenant does hereby agree to indemnify and hold harmless Landlord of and from all costs and expenses including reasonable attorney's fees, incurred by Landlord (after written notice to Tenant whenever expressly required hereunder), in exercising its rights under this Lease or enforcing the obligations and duties of Tenant hereunder.

     Also, Landlord does hereby agree to indemnify and hold harmless Tenant of and from all costs and expenses, including reasonable attorneys fees, incurred by Tenant in exercising its rights under this Lease or enforcing the obligations and duties of Landlord hereunder; provided, however, that the foregoing indemnification shall not become operative unless and until Tenant has given Landlord no less than thirty (30) days written notice and the opportunity to cure any such default.

      (m) Option to Extend. Tenant shall have the right and option to extend the
          ----------------
Initial Term hereof for an additional five (5) years, provided that Tenant shall not be in default of any of the terms of this Lease, either at the time such option is exercised, or at the expiration of the preceding Term. Said option shall be exercisable by written notice to Landlord given not less than nine (9) months prior to the expiration of the preceding Term. Said extension shall be on the same terms, covenants and conditions as are contained in this Lease, except that the Base Rent for the extended Term shall be adjusted to the Fair Rental Value of the Premises as agreed upon by the parties as of the date which is six months prior to the expiration of said Term (the "Determination Date"). Said Fixed Rent adjusted shall in no event, however, be less than the Fixed Rent during the prior Lease Period. Fair Rental Value is defined as the highest rent that the Premises would bring if offered for lease in the open market as of the Determination Date, allowing a reasonable time to find a tenant who leases with the knowledge of all of the uses to which the Premises are adapted and for which they are capable of being used. If the parties are unable to agree on said Fair Rental Value as of the Determination Date, said question shall be submitted to arbitration as provided in Exhibit E hereto.

      (n) Security Deposit. If an amount has been specified in Paragraph (11) on
          ----------------
page 2 of this Lease, then upon the execution of this Lease, Tenant has deposited with Landlord said sum as a security deposit to assure the Landlord of the full and prompt payment and performance of Tenant's obligations under this Lease. Said amount is not advance rent and if Tenant shall have fully performed all of its obligations under this Lease, Landlord shall return said security deposit to Tenant at the expiration of this Lease subject to any diminution thereof pursuant to the terms of this Lease. Landlord need not have recourse to said security deposit but may require Tenant's performance without regard thereto. If Landlord shall use all or any part of the said security deposit to cure Tenants default hereunder, Tenant shall restore the part so used promptly upon demand of Landlord. Landlord shall place said sum in a separate investment-type account for the benefit of the Tenant, and Landlord shall remit the interest on said account to Tenant on an annual basis, together with an indication of where said account is maintained.

      (o) Interest Rate. Unless otherwise provided in the Lease to the contrary,
          -------------
any sums due from Tenant to Landlord hereunder, if not paid within ten (10) days of the date originally due hereunder, shall bear interest at the lower of (i) the Prime Rate of the Bank of Boston, N.A., plus three (3%) percentage points or
(ii) the maximum rate permitted by law, from the date originally due until paid in full.

      (p) Notice of Lease; Commencement Date Agreement. Neither party will
          --------------------------------------------
record this Lease but each party will on demand by the other execute an appropriate memorandum or notice of this Lease, for recording pursuant to Massachusetts General Laws, Chapter 183, Section 4, and a Commencement Date Agreement in the form set forth on Exhibit C attached hereto.

      (q) Tenant's Access Prior to Term. Tenant and Tenant's agents may enter
          -----------------------------
the Premises prior to the Commencement Date at such times and for such purposes as Landlord may approve, which approval shall not be unreasonably withheld, in order to do such preparation as may be required to make the Premises ready for Tenant's occupancy. If at any time such entry unreasonably interferes with the orderly or timely completion of the Building or Premises, Landlord may withdrawn such permission upon 24 hours Notice to Tenant. Any such entry into the Premises shall be deemed to be under all of the terms of this Lease, except that the obligation to pay rent shall not commence until the Commencement Date. If Tenant does so enter the Premises, Landlord shall not be liable for any injury or death to any person, or damage to any property. Such entry shall be at Tenant's sole risk and Tenant shall indemnify, defend and hold harmless Landlord for any and all loss, cost or expense arising or resulting from same.

     IN WITNESS WHEREOF, the parties hereto have set their respective hands and seals as of the day first written.

Witness:                            Landlord:

                                    THIRD FRANKLIN TRUST


                                By:
------------------------------      --------------------------------
                                                             , Trustee and
                                    -------------------------
                                    Not Individually

                                    Tenant:
                                    W. F. WOOD, INC.

------------------------------      --------------------------------
                                    Its:
                                        ----------------------------
                                    Hereunto duly authorized

                                   EXHIBIT A
                                   ---------
                      Tenant's Floor Plan of the Premises

                                   EXHIBIT C
                                   ---------

                          COMMENCEMENT DATE AGREEMENT

To:______________________  Date:______________________

     Re: Lease dated __________________, 19__ between First Franklin Trust, Landlord, and ______________________, Tenant, located at ____________________

Gentlemen:

     In accordance with the subject Lease, we wish to advise and/or confirm as follows:

     1. That the Premises have been accepted herewith by the Tenant as being substantially complete in accordance with the subject Lease, and that there is no deficiency in construction.

     2. That the Tenant has possession of the subject Premises and acknowledges that under the provisions of the subject Lease, the term of said Lease shall commence as of ("Commencement Date") for a term of _______________, ending on _______________.

     3.   That in accordance with the subject Lease, rent commenced to accrue on
_____________________.

     4. If the Commencement Date of the subject Lease is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter shall be for the full amount of the monthly installment as provided for in said Lease.

     5. Rent is due and payable in advance on the first day of each and every month during the term of said Lease. Your rent checks should be made payable to ______________ at _________________.

AGREED AND ACCEPTED:

"Tenant"                            "Landlord"

__________________________________  __________________________________
a ________________________________  a ________________________________


By:_______________________________  By:_______________________________
  Its:____________________________    Its:____________________________

                                   EXHIBIT D
                                   ---------

                            SUPPLEMENTAL AGREEMENTS

  Anything to the contrary in the foregoing lease notwithstanding, Landlord and Tenant hereby agree as follows:

1. During the period from the Commencement Date to and including January 14, 1999, Tenant shall not be obligated to pay the Rent.

2. With respect to the requirement under Article XII for Landlord's approval of any sublet of the Premises by Tenant, such approval will not be unreasonably delayed or conditioned.

3. In the event that Tenant enters into an agreement with Landlord to (i) lease or purchase another parcel in Franklin Industrial Park and (ii) build new premises by Landlord to suit Tenant at said parcel, then Tenant shall have the right to terminate this Lease effective upon the Tenant taking occupancy of the new premises.

                                   EXHIBIT E
                                   ---------

     If the parties are unable to agree on said Fair Rental Value as of the Determination, Date, said question shall be submitted upon either party's request to a board of appraisers two (2) in number, one named by Lessor and one named by Lessee. Each appraiser appointed under this paragraph shall be a reputable real estate broker of industrial and office space with at least ten
(10) years experience in the Boston Metropolitan Area. Each appraiser so appointed shall be instructed to determine independently the Fair Rental Value within thirty (30) days after the request of either party If (i) only one appraiser shall have been appointed within ten (10) days after the first party's request, or (ii) if two appraisers shall have been appointed by only one appraiser shall have made a determination of Fair Rental Value within thirty
(30) days after the request of either party as aforesaid, then the determination of such single appraiser shall be final and binding upon both parties. If two appraisers shall have been appointed and shall have made their determinations within the respective requisite periods set forth above, and if the difference between the amounts so determined shall not exceed ten (10%) percent of the lesser of such amounts, then the Fair Rental Value shall be the average of the amounts so determined; if, however, the difference between the amounts so determined shall exceed ten (10%) percent of the lesser of such amounts, then such two appraisers shall have ten (10) days to appoint a third appraiser, but if such appraisers fail to do so, then either party may request the President of the Greater Boston Real Estate Board to appoint an appraiser within ten (10) days of such request. Such third appraiser shall also be a reputable real state broker of industrial and office space with at least ten (10) years experience in the Boston Metropolitan Area, and shall not have acted in any capacity for either party within five (5) years of his selection. Both parties shall be bound by any appointment so made within said ten (10) day period. If no such appraiser shall have been appointed within said ten (10) days, either party may apply to any court having jurisdiction to make such appointment. Any appraiser appointed by the original appraisers, by the President of the Greater Boston Real Estate Board, or by the court, shall be instructed to determine the Fair Rental Value within thirty (30) days after his appointment. If the amount of the third appraisal shall be less than the lower of the first two appraisals, the Fair Rental Value shall be the lower of the first two appraisals. In all other cases, the Fair Rental Value shall be equal to the third appraisal. This provision for determination by appraisal shall be specifically enforceable to the extent such remedy is available under applicable law, and any determination hereunder shall be final and binding upon the parties except as otherwise provided by law.

     Each party shall bear the costs of its own appraiser, and shall share equally the cost of a third appraiser, if any.

                              CERTIFICATE OF VOTE
                              -------------------

     I, _____________________________, Clerk of ______________________, a
corporation duly organized and existing under the laws of _________________________ do hereby certify that at a duly called and held meeting of the Board of Directors of said Corporation, at which a quorum was present and acting throughout, it was unanimously

VOTED: That this Corporation enter into a lease for the premises at ___________, Franklin, Massachusetts for a term of ( ) years for such rent and upon such other terms, provisions and conditions, including rent and additional rent, as the President, Treasurer or any Vice President of this Corporation shall, by the execution thereof, determine.

VOTED: That the President, Treasurer or any Vice President of this Corporation be, and he hereby is, authorized and empowered for and on behalf of this Corporation, and in its corporate name, to execute, acknowledge, affix the corporate seal thereto, and deliver a lease pursuant to the foregoing vote, and such other instruments and documents as may be necessary or desirable to effectuate the same, upon such terms, provisions, and conditions as the said officer shall, by the execution thereof, determine.

    I do hereby further certify that _______________________ is the President of this Corporation and that ________________________ is the Vice President of this Corporation, and that ________________________ is the Treasurer of this Corporation, each duly elected, qualified and acting as _______________________ such, that the foregoing votes are in full force and effect as the date hereof, and that no provision of the charter or By-Laws of this Corporation prohibit, condition or detract from the authority hereinabove granted.

                                ______________________________________
                                Clerk